EXHIBIT 99.1

MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	July 31, 2019	PETITION DATE:	January 29, 2019

1.
Debtors in possession (or trustee) hereby submit this Monthly Operating Report on the Accrual Basis of accounting (or if checked here      the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtors).

Dollars reported in $ millions

2.	Asset and Liability Structure	End of Current	End of Prior	As of Petition
		Month	Month	Filing (1)
	a. Current Assets	$11,743	$11,577	$9,091
	b. Total Assets	$84,830	$84,387	$79,809
	c. Current Liabilities	$6,248	$5,711	$3,740
	d. Total Liabilities	$74,130	$73,793	$66,888

3.	Statement of Cash Receipts & Disbursements for Month	End of Current Month	End of Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$2,027	$1,882	$13,064
	b. Total Disbursements	$(2,379)	$(1,624)	$(10,889)
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$(352)	$258	$2,175
	d. Cash Balance Beginning of Month	$3,437	$3,179	$910
	e. Cash Balance End of Month (c + d)	$3,085	$3,437	$3,085

		End of Current Month	End of Prior Month	Cumulative (Case to Date) (1)
4.	Profit/(Loss) from the Statement of Operations	$108	$(2,671)	$(2,313)
5.	Account Receivables (Pre and Post-Petition)	$5,025	$4,861
6.	Post-Petition Liabilities	$3,633	$3,265
7.	Past Due Post-Petition Account Payables (over 30 days) (2)	$—	$—

(1) Data as of January 29, 2019 is not available, January 31, 2019 data used as Petition Date.
(2) In the ordinary course, in most instances the Debtors’ process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors’ acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with their supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors’ knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of July 31, 2019.

At the end of this reporting month:		Yes	No
8.
Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
✓
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	✓
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	✓
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	✓
12.	Are the estates insured for replacement cost of assets and for general liability?	✓
13.	Are a plan and disclosure statement on file?		✓
14.	Was there any post-petition borrowing during this reporting period?		✓

15.	Check if paid:
	Post-petition taxes:	✓
	U.S. Trustee Quarterly Fees:	✓
	Tax reporting and tax returns:	✓

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	August 30, 2019	/s/ DAVID S. THOMASON
David S. Thomason
Vice President, Controller, PG&E Corporation
Vice President, Chief Financial Officer and Controller, Pacific Gas and Electric Company

UNAUDITED STATEMENTS OF INCOME
FOR THE MONTH ENDED JULY 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$1,177	$—	$1,177
Natural gas		321	—	321
Total operating revenues		1,498	—	1,498
Operating Expenses
Cost of electricity		403	—	403
Cost of natural gas		24	—	24
Operating and maintenance		682	—	682
Depreciation, amortization, and decommissioning		268	(1)	267
Total operating expenses		1,377	(1)	1,376
Operating Income		121	1	122
Interest income		6	(1)	5
Interest expense		(20)	—	(20)
Other income, net		20	—	20
Reorganization items, net	Item 15	(35)	1	(34)
Income Before Income Taxes		92	1	93
Income tax benefit		(16)	—	(16)
Net Income		108	1	109
Preferred stock dividend requirement		1	—	1
Income Available for Common Stock		$107	$1	$108

UNAUDITED STATEMENTS OF INCOME
PETITION DATE THROUGH JULY 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$6,914	$—	$6,914
Natural gas		2,537	—	2,537
Total operating revenues		9,451	—	9,451
Operating Expenses
Cost of electricity		1,838	—	1,838
Cost of natural gas		471	—	471
Operating and maintenance		4,726	(15)	4,712
Wildfire-related claims, net of insurance		3,900	—	3,900
Depreciation, amortization, and decommissioning		1,861	—	1,860
Total operating expenses		12,796	(15)	12,781
Operating Income (Loss)		(3,345)	15	(3,330)
Interest income		49	1	50
Interest expense		(180)	(2)	(182)
Other income, net		149	7	156
Reorganization items, net	Item 15	(203)	(14)	(217)
Income (Loss) Before Income Taxes		(3,530)	7	(3,523)
Income tax provision (benefit)		(1,221)	3	(1,218)
Net Income (Loss)		(2,309)	4	(2,305)
Preferred stock dividend requirement		8	—	8
Income Available for Common Stock		$(2,317)	$4	$(2,313)

UNAUDITED BALANCE SHEETS
AS OF JULY 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
ASSETS
Current Assets
Cash and cash equivalents	Items 10 and 11	$2,663	$440	$3,103
Accounts receivable
Customers (net of allowance for doubtful accounts of $43)	Item 4	1,328	—	1,328
Accrued unbilled revenue		1,062	—	1,062
Regulatory balancing accounts		1,929	—	1,929
Other		2,665	115	2,635
Regulatory assets		202	—	202
Inventories	Item 3
Gas stored underground and fuel oil		103	—	103
Materials and supplies		520	—	520
Income taxes receivable		262	2	264
Other		588	11	597
Total current assets		11,322	568	11,743
Property, Plant, and Equipment
Electric		61,106	—	61,106
Gas		22,530	—	22,530
Construction work in progress		2,568	—	2,568
Other Plant in Service		18	2	20
Total property, plant, and equipment		86,222	2	86,224
Accumulated depreciation		(25,589)	(2)	(25,591)
Net property, plant, and equipment	Item 7	60,633	—	60,633
Other Noncurrent Assets
Regulatory assets		5,290	—	5,290
Nuclear decommissioning trusts		3,057	—	3,057
Operating lease right of use asset		2,574	9	2,583
Income taxes receivable		67	79	147
Other		1,236	12,891	1,377
Total other noncurrent assets		12,224	12,979	12,454
TOTAL ASSETS		$84,179	$13,547	$84,830

UNAUDITED BALANCE SHEETS
AS OF JULY 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings		$—	$—	$—
Long-term debt, classified as current		—	—	—
Accounts payable	Item 5
Trade creditors		2,011	—	2,011
Regulatory balancing accounts		1,388	—	1,388
Other		639	59	552
Operating lease liabilities		546	3	549
Disputed claims and customer refunds		—	—	—
Interest payable		6	—	6
Wildfire-related claims		100	—	100
Other		1,659	(18)	1,642
Total current liabilities		6,349	44	6,248
Noncurrent Liabilities
Long-term debt		—	—	—
Debtor-in-possession financing	Item 6	1,500	—	1,500
Regulatory liabilities		9,012	—	9,012
Pension and other postretirement benefits		1,938	—	1,938
Asset retirement obligations		6,131	—	6,131
Deferred income taxes	Item 8	2,458	(120)	2,338
Operating lease liabilities		2,029	6	2,034
Other		2,319	59	2,350
Total noncurrent liabilities		25,387	(55)	25,303
Liabilities Subject to Compromise	Item 9	41,798	781	42,579
Shareholders’ Equity
Preferred stock		258	—	—
Common stock		1,322	13,034	13,014
Additional paid-in capital		8,550	—	—
Reinvested earnings		516	(248)	(2,557)
Accumulated other comprehensive (loss) income		(1)	(9)	(9)
Total shareholders’ equity		10,645	12,777	10,448
Noncontrolling Interest - Preferred Stock of Subsidiary		—	—	252
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		$84,179	$13,547	$84,830

1.    BASIS OF PRESENTATION

General

On January 29, 2019, PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility”) (together with the Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in either of the Chapter 11 Cases.

On February 12, 2019, the United States Trustee (the “U.S. Trustee”) appointed an Official Committee of Unsecured Creditors (the “UCC”). On February 15, 2019, the U.S. Trustee appointed an Official Committee of Tort Claimants (the “TCC”).

Debtor-in-Possession Financial Statements

Financial Accounting Standards Board Accounting Standards Codification 852 (Reorganizations) (“ASC 852”), which is applicable to companies in Chapter 11, requires that financial statements for periods after the filing of a Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The accompanying financial statements have been prepared solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 Cases (the “Monthly Operating Reports”). The Debtors caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Debtors.

The financial information contained in the Monthly Operating Reports is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Reports should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of the Corporation and the Utility and any of their non-debtor subsidiaries, as the results of operations contained in the Monthly Operating Reports are not necessarily indicative of results which may be expected for any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

The Utility’s unaudited financial statements reflected under the column “Pacific Gas and Electric Company” are presented on a consolidated basis and include the accounts of the Utility and the following subsidiaries of the Utility that individually and in aggregate are immaterial: Eureka Energy Company, Midway Power, LLC, Pacific Energy Fuels Company, and Standard Pacific Gas Line Incorporated.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” are presented on a consolidated basis and include the accounts of the following subsidiaries of the Corporation that individually and in aggregate are immaterial: PCG Capital, Inc., PG&E Corporation Support Services, Inc., and PG&E Corporation Support Services II, Inc.  The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” exclude the accounts of the Utility.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation, Consolidated” are presented on a consolidated basis and include the accounts of the Corporation, the Utility, and other wholly owned and controlled subsidiaries.

These unaudited financial statements differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of cash flows, shareholders’ equity, and other comprehensive income), relevant footnotes and certain reclassifications.

These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

Liabilities Subject to Compromise

As a result of the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court confirms a Chapter 11 plan of reorganization and such plan becomes effective. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on the Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items

ASC 852 requires expenses and income directly associated with the Chapter 11 Cases to be reported separately in the income statement. Reorganization items are reported net and include expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed, net of interest income.

Post-Petition Liabilities

Post-petition liabilities reflected in the Monthly Operating Report include Accounts payable – trade creditors, Accounts payable – other, and Other current liabilities, excluding amounts pertaining to regulatory liabilities.

2.    CHAPTER 11 FILING

Background and First Day Motions

On January 29, 2019, the Debtors filed the Chapter 11 Cases with the Bankruptcy Court. The Debtors continue to operate their businesses as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On January 31, 2019, the Bankruptcy Court approved, on an interim basis, certain motions (the “First Day Motions”) authorizing, but not directing, PG&E Corporation and the Utility to, among other things, (a) secure $5.5 billion of debtor-in-possession financing; (b) continue to use PG&E Corporation’s and the Utility’s cash management system; and (c) pay certain pre-petition claims relating to (i) certain safety, reliability, outage, and nuclear facility suppliers; (ii) shippers, warehousemen, and other lien claimants; (iii) taxes; (iv) employee wages, salaries, and other compensation and benefits; and (v) customer programs, including public purpose programs. The First Day Motions were subsequently approved by the Bankruptcy Court on a final basis at hearings on February 27, 2019, March 12, 2019, March 13, 2019, and March 27, 2019.

Exclusivity Order

On May 23, 2019, the Bankruptcy Court entered an order (the “Exclusivity Order”) pursuant to section 1121(d) of the Bankruptcy Code, extending PG&E Corporation’s and the Utility’s exclusive periods in which to file a Chapter 11 plan of reorganization (the “Exclusive Filing Period”) and solicit acceptances thereof (the “Exclusive Solicitation Period”). Pursuant to the Exclusivity Order, PG&E Corporation’s and the Utility’s Exclusive Filing Period is extended to, and including, September 26, 2019, and PG&E Corporation’s and the Utility’s Exclusive Solicitation Period is extended to, and including, November 26, 2019.

On June 25, 2019, the Ad Hoc Committee of Senior Unsecured Noteholders of the Utility (the “Ad Hoc Noteholder Committee”) submitted a motion, pursuant to section 1121(d)(1) of the Bankruptcy Code, for the entry of an order terminating the Exclusive Filing Period and the Exclusive Solicitation Period. The Ad Hoc Noteholder Committee annexed to its motion a “Term Sheet for Plan of Reorganization.” On July 17, 2019, the Ad Hoc Noteholder Committee filed with the Bankruptcy Court an amended version of the term sheet, along with a commitment letter with respect to certain financings described therein. Certain third parties have filed joinders and statements in support with the Bankruptcy Court with respect to the Ad Hoc Noteholder Committee’s motion, but such parties have not taken any position on the plan construct described by the term sheet. These third parties include TURN, two collective bargaining units representing the Utility’s employees, and the UCC. On July 18, 2019, the Debtors filed an objection to the Ad Hoc Noteholder Committee’s motion with the Bankruptcy Court, requesting that the motion be denied. Also on July 18, 2019, the Ad Hoc Group of Subrogation Claim Holders (the “Ad Hoc Subrogation Group”), the TCC, and certain owners of common stock of PG&E Corporation (the “Shareholder Group”) filed objections to the Ad Hoc Noteholder Committee’s motion with the Bankruptcy Court. At a hearing on July 24, 2019, the Bankruptcy Court granted an oral motion of the CPUC and the Governor’s office to adjourn the hearing on the Ad Hoc Noteholder Committee’s motion from July 24, 2019 to August 13, 2019, to allow the Debtors, the CPUC, the Governor’s office, and other parties in interest time to engage in discussions regarding the formulation of a potential protocol for the efficient submission and consideration of Chapter 11 plan proposals. On August 7, 2019, the Ad Hoc Noteholder Committee submitted a statement with the Bankruptcy Court, criticizing the protocol proposed by the CPUC and including as an exhibit its own proposed “Alternative Protocol” to govern a competitive plan process. In addition, the Ad Hoc Noteholder Committee annexed to its statement a second amended version of the term sheet and a revised version of the commitment letter. On that same date, the Ad Hoc Subrogation Group withdrew its objection to the Ad Hoc Noteholder Committee’s motion. On August 9, 2019, the CPUC advised the Bankruptcy Court that the parties were unable to reach agreement on a protocol for the submission of Chapter 11 plan proposals.

On July 23, 2019, the Ad Hoc Subrogation Group submitted its own motion, pursuant to section 1121(d)(1) of the Bankruptcy Code, to terminate the Exclusive Filing Period and the Exclusive Solicitation Period, which included as an exhibit a “Restructuring Term Sheet.” On August 6, 2019, the Debtors filed an objection to the Ad Hoc Subrogation Group’s motion with the Bankruptcy Court, requesting that the motion be denied. Also on August 6, 2019, the UCC filed a statement in opposition with respect to the Ad Hoc Subrogation Group’s motion, and the Shareholder Group filed an objection to the Ad Hoc Subrogation Group’s motion, both requesting that the motion be denied.

On August 12, 2019, the UCC submitted a proposed competing plan scheduling order for consideration by the Bankruptcy Court. Also on that date, the Debtors filed a statement in support of their opposition to the motions to terminate exclusivity filed by the Ad Hoc Noteholder Committee and the Ad Hoc Subrogation Group, to which the Debtors annexed their own proposed timeline for the submission and confirmation of their plan of reorganization.

On August 16, 2019, the Bankruptcy Court issued decisions in which it denied the motions to terminate exclusivity, and granted the motions to lift the stay on the 2017 Tubbs fire to allow a state court jury trial for certain preference plaintiffs.

Bar Date

On July 1, 2019, the Bankruptcy Court entered an order approving a deadline of October 21, 2019, at 5:00 p.m. (Pacific Time) (the “Bar Date”) for filing claims against PG&E Corporation and the Utility relating to the period prior to the Petition Date. The Bar Date is subject to certain exceptions, including for claims arising under section 503(b)(9) of the Bankruptcy Code, the bar date for which occurred on April 22, 2019. The Bankruptcy Court also approved the Debtors’ plan to provide notice of the Bar Date to parties-in-interest, including potential wildfire-related claimants and other potential creditors.

Plan Support Agreements (PSAs) with Public Entities

On June 18, 2019, the Debtors entered into PSAs with certain local public entities providing for an aggregate of $1.0 billion to be paid by the Debtors to such public entities pursuant to the Debtors’ Chapter 11 plan of reorganization in order to settle such public entities’ claims against the Debtors relating to the 2018 Camp fire, the 2017 Northern California wildfires and the 2015 Butte fire (collectively, “Public Entity Wildfire Claims”). The Debtors’ Chapter 11 plan of reorganization currently is under development and has not yet been filed with the Bankruptcy Court. The Debtors have entered into a PSA with each of the following public entities or group of public entities, as applicable: (i) the City of Clearlake, the City of Napa, the City of Santa Rosa, the County of Lake, the Lake County Sanitation District, the County of Mendocino, Napa County, the County of Nevada, the County of Sonoma, the Sonoma County Agricultural Preservation and Open Space District, the Sonoma County Community Development Commission, the Sonoma County Water Agency, the Sonoma Valley County Sanitation District and the County of Yuba; (ii) the Town of Paradise; (iii) the County of Butte; (iv) the Paradise Recreation & Park District; (v) the County of Yuba; and (vi) the Calaveras County Water District.

For purposes of each PSA, the local public entities that are party to such PSA are referred to herein as “Supporting Public Entities.”

Additional Information about Accrual for Wildfire-Related Claims

As disclosed in the Debtors’ joint quarterly report on Form 10-Q for the period ended June 30, 2019 (the “Form 10-Q”), the aggregate liability of $17.9 billion for claims in connection with the 2018 Camp fire and the 2017 Northern California wildfires is comprised of (i) $8.5 billion for subrogated insurance claimholders, (ii) $7.5 billion for individual claimholders (including those with uninsured and underinsured property losses, among other claims), (iii) $1.0 billion for the Supporting Public Entities with respect to their Public Entity Wildfire Claims pursuant to the PSAs and (iv) $900 million for clean-up and fire suppression costs.

For additional information regarding the Chapter 11 Cases, refer to the website maintained by Prime Clerk, LLC, the Company’s claims and noticing agent, at http://restructuring.primeclerk.com/pge.

3.    INVENTORY

Inventories are carried at weighted-average cost and include natural gas stored underground as well as materials and supplies.  Natural gas stored underground is recorded to inventory when injected and then expensed as the gas is withdrawn for distribution to customers or to be used as fuel for electric generation.  Materials and supplies are recorded to inventory when purchased and expensed or capitalized to plant, as appropriate, when consumed or installed.

4.    ACCOUNTS RECEIVABLE

The following reflects the balance of the Utility’s Accounts receivable – Customers as of July 31, 2019:

(in millions)	Accounts Receivable – Customers (Pre and Post-Petition)
Receivables Aging
0 -30 Days	$851
31-60 Days	124
61-90 Days	54
91+ Days	164
Unmailed invoices	156
Total accounts receivable – Customers	1,349
Other (1)	22
Allowance for doubtful accounts	(43)
Accounts receivable – Customers (net)	$1,328

(1) Represents Department of Water Resources bond charge, credit balance reclassification, and unidentified receipts.

5.    ACCOUNTS PAYABLE

To the best of the Debtors’ knowledge, all undisputed, validated post-petition accounts payable have been and are being paid under agreed-upon payment terms.

In the ordinary course, in most instances the Debtors’ process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors’ acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with its supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors’ knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of July 31, 2019.

6.    DEBTOR-IN-POSSESSION (“DIP”) FINANCING

The following table summarizes the Corporation’s and the Utility’s outstanding borrowings and availability under their DIP credit facilities at July 31, 2019:

(in millions)	Aggregate Limit		Term Loan Borrowings	Revolver Borrowings	Letters of Credit Outstanding	Aggregate Availability
PG&E Corporation	$—		$—	$—	$—	$—
Utility	5,500	(1)	1,500	—	537	3,463
Total DIP credit facilities	$5,500		$1,500	$—	$537	$3,463

(1) Includes $1.5 billion of letter of credit subfacility.

7.    PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are reported at the lower of their historical cost less accumulated depreciation or fair value.  Historical costs include labor and materials, construction overhead, and allowance for funds used during construction.  PG&E Corporation Consolidates balances of its property, plant, and equipment were as follows at July 31, 2019:

(in millions)	PG&E Corporation Consolidated
Electric (1)	$61,106
Gas	22,530
Construction work in progress	2,568
Other Plant in Service	20
Total property, plant, and equipment	86,224
Accumulated depreciation	(25,591)
Net property, plant, and equipment	$60,633

(1) Balance includes nuclear fuel inventories.  Stored nuclear fuel inventory is stated at weighted-average cost.  Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output.

8.    PAYMENT OF TAXES

To the best of the Debtors’ knowledge, the Corporation and the Utility are current on all taxes payable.

9.    LIABILITIES SUBJECT TO COMPROMISE

The following reflects the balance of liabilities subject to compromise (“LSTC”) as of July 31, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Financing Debt (1)	$21,813	$650	$22,463
Wildfire-related Claims	18,012	—	18,012
Trade creditors	1,290	4	1,294
Non-qualified benefit plan	18	125	143
2001 bankruptcy disputed claims	221	—	221
Customer deposits & advances	280	—	280
Reserve and Others	164	2	166
Total Liabilities Subject to Compromise	$41,798	$781	$42,579

(1) At July 31, 2019, the Debtors had $650 million and $21,526 million in aggregate principal amount of pre-petition indebtedness, respectively. Utility pre-petition financing debt also includes $285 million of accrued contractual interest to the Petition Date.

10.    RECAPITULATION OF FUNDS HELD AT END OF MONTH

The following reflects the bank balances of the Corporation and the Utility as of July 31, 2019:

Legal Entity	Bank	Account No.	Balance, End of Month (in ones)
PG&E Corporation	The Bank of New York Mellon	8400	$440,000,000
PG&E Corporation	The Bank of New York Mellon	9023	526,476
PG&E Corporation	Bank of America	7107	451,273
PG&E Corporation	The Bank of New York Mellon	4558	—
PG&E Corporation	Union Bank of California	9557	737
PG&E Corporation	Bank of America	0X30	—
PG&E Corporation	Barclays Capital Inc.	1362	—
PG&E Corporation	BNP Paribas	0652	—
PG&E Corporation	Citigroup Global Markets	0473	—
PG&E Corporation	Goldman, Sachs & Co	0609	—
PG&E Corporation	JP Morgan Chase Bank, N.A.	0698	—
PG&E Corporation	Merrill Lynch	0X30	—
PG&E Corporation	Mitsubishi UFJ Securities USA, INC.	0189	—
PG&E Corporation	Morgan Stanley / ISG Operations	4966	—
PG&E Corporation	RBC Capital Markets	2226	—
PG&E Corporation	Royal Bank of Scotland	2141	—
PG&E Corporation	Wells Fargo Securities, LLC	7221	—
PG&E Corporation	Bank of America	7981	—
PG&E Corporation	The Bank of New York Mellon	9946	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	2,354,250,000
Pacific Gas & Electric Company	Union Bank of California	5581	280,641,672
Pacific Gas & Electric Company	Citibank N. A.	2091	257,405
Pacific Gas & Electric Company	Bank of America	3212	482,727
Pacific Gas & Electric Company	The Bank of New York Mellon	9994	992,112
Pacific Gas & Electric Company	The Bank of New York Mellon	7822	—
Pacific Gas & Electric Company	The Bank of New York Mellon	5477	—
Pacific Gas & Electric Company	Royal Bank of Canada	0446	372,553
Pacific Gas & Electric Company	Bank of America	7115	—
Pacific Gas & Electric Company	U.S. Bank	2311	486,918
Pacific Gas & Electric Company	Bank of America	2988	46,722
Pacific Gas & Electric Company	The Bank of New York Mellon	3044	—
Pacific Gas & Electric Company	Bank of America	2302	589,397
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	4XL9	3,040
Pacific Gas & Electric Company	The Bank of New York Mellon	4122	1,000
Pacific Gas & Electric Company	The Bank of New York Mellon	3532	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.2	—
Pacific Gas & Electric Company	Bank of America	0817	—
Pacific Gas & Electric Company	Bank of America	1675	—
Pacific Gas & Electric Company	Citibank N. A.	0901	—
Pacific Gas & Electric Company	Citibank N. A.	1958	—
Pacific Gas & Electric Company	Citibank N. A.	2316	—
Pacific Gas & Electric Company	Citigroup Global Markets	6473	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—

Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.2	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.17	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.18	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.19	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.20	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.21	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.22	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.23	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.24	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	387.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	7110	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8544	177

Pacific Gas & Electric Company	The Bank of New York Mellon	9990	4,925,409
Pacific Gas & Electric Company	The Bank of New York Mellon	4017	—
Pacific Gas & Electric Company	The Bank of New York Mellon	0143	—
Pacific Gas & Electric Company	Wells Fargo Bank N.A.	9578	—
Pacific Gas & Electric Company	The Bank of New York Mellon	9978	—
Pacific Gas & Electric Company	U.S. Bank	5000	996,279
Pacific Gas & Electric Company	Bank of America	2520	—
Total Funds on Hand for all Accounts (1)(2)			$3,085,023,897

(1) Schedule does not include Wells Fargo accounts 5300 and 5400; these accounts are held by grantor trusts relating to post-service benefits to directors, officers, and other highly paid employees, which have a combined value of $175,764,605. The grantor trusts are considered assets of the Corporation subject to creditor claims.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.

11.    CASH RECEIPTS AND DISBURSEMENTS

The following reflects the cash receipts and disbursements of the Corporation and the Utility for the month ended July 31, 2019:

(in ones)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Beginning Cash (1)(2)	$3,013,311,639	$423,373,548	$3,436,685,187
Total receipts (3)	2,004,773,850	22,319,225	2,027,093,075
Total disbursements (3)	(2,374,156,301)	(4,598,064)	(2,378,754,365)
DIP borrowing and repayments, net (net of fees)	—	—	—
Total Change in Cash	(369,382,451)	17,721,161	(351,661,290)
Ending Cash (1)(2)	$2,643,929,188	$441,094,709	$3,085,023,897

(1) Calculated using balance per bank.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.
(3) Includes intercompany receipts and disbursements between the Corporation and the Utility.

12.     PAYMENTS ON PRE-PETITION DEBT

The following reflects the payments for the month ended July 31, 2019 made in accordance with the authority granted by the Bankruptcy Court pursuant to the First Day Motions.

(in millions)	Disbursed in Month
First Day Motions
Operational Integrity Supplier	$2
Cash Management	—
NGX - CAISO	—
Public Purpose Programs	4
Shippers / Liens	6
Tax	1
Employee Wage and Benefits	4
Insurance	1
503(b)(9) (1)	—
Total	$18

(1) Pursuant to the Operational Integrity Motion Debtors are allowed to pay valid 503(b)(9) claims.

13.     PAYMENTS FOR RETAINED PROFESSIONALS

The following reflects payments made to retained bankruptcy professionals during the month ended July 31, 2019.

(in ones)
Name	Payment Date	Total Payments for the Month
Keller & Benvenutti LLP	7/5/2019 & 7/10/2019	$429,253
Centerview Partners LLC	7/9/2019	200,241
FTI Consulting, Inc.	7/15/2019	680,413
AP Services, LLC	7/17/2019	8,794,700
Baker & Hostettler LLP	7/17/2019	1,603,332
Lincoln Partners Advisors LLC	7/26/2019	794,874
Milbank LLP	7/26/2019	1,812,188
Total		$14,315,001

14.     PAYMENTS TO INSIDERS

The following reflects the cash payments made to insiders of the Corporation and the Utility during the month ended July 31, 2019. Other than reimbursement for reasonable expenses incurred in connection with attending Board of Directors meetings, Board of Directors committee meetings, or participating in other activities undertaken on behalf of the Corporation and the Utility, there were no payments made to non-employee directors during the reporting period.

Section 16 officers of the Corporation and/or the Utility.

(in ones)		Total Payments for Month (2)
Name	Title (1)
Melvin J. Christopher	Vice President, Gas Operations	$25,567
Loraine M. Giammona	Senior Vice President and Chief Customer Officer	42,548
William D. Johnson	Chief Executive Officer and President, PG&E Corporation	208,333
Julie M. Kane	Senior Vice President, Chief Ethics and Compliance Officer, and Deputy General Counsel, PG&E Corporation and Pacific Gas and Electric Company	39,898
Kathleen B. Kay	Senior Vice President and Chief Information Officer	35,048
Michael A. Lewis	Senior Vice President, Electric Operations	37,500
Janet C. Loduca	Senior Vice President and General Counsel, PG&E Corporation and Pacific Gas and Electric Company	34,882	(3)
Dinyar B. Mistry	Senior Vice President, Human Resources and Chief Diversity Officer, PG&E Corporation and Pacific Gas and Electric Company	55,725
John R. Simon	Executive Vice President, PG&E Corporation	73,251
Jesus Soto, Jr.	Senior Vice President, Gas Operations	136,300	(4)
David S. Thomason	Vice President, Chief Financial Officer, and Controller, Pacific Gas and Electric Company Vice President and Controller, PG&E Corporation	27,548
Fong Wan	Senior Vice President, Energy Policy and Procurement	35,158
Jason P. Wells	Executive Vice President and Chief Financial Officer, PG&E Corporation	52,965
James M. Welsch	Senior Vice President and Chief Nuclear Officer	$45,417

(1) Except as otherwise noted, all positions have been held at the Utility.
(2) Payments primarily consist of salary.
(3) Reflects annual perquisite allowance of $5,000 paid in July 2019.
(4) Mr. Soto, Jr resigned from the Utility on June 3, 2019. On July 3, 2019 Mr. Soto, Jr. received final payment of prorated salary of $4,167 and payout of accrued vacation of $132,134.

15.     REORGANIZATION ITEMS

The following reflects reorganization items, net, post-petition through July 31, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Debtor-in-possession financing costs	$97	$17	$114
Legal and other	138	2	140
Interest income	(33)	(6)	(39)
Adjustments to LSTC	—	—	—
Trustee fees (1)	1	1	2
Total reorganization items, net	$203	$14	$217

(1) At July 31, 2019, the Corporation and the Utility accrued $500,325 and $750,000, respectively, in fees to the U.S. Trustee.